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                                                                  EXHIBIT 10.114



NEITHER THIS SPRINGING WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SPRINGING WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS SPRINGING WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SPRINGING WARRANT MAY BE TRANSFERRED EXCEPT AS PROVIDED IN
SECTION 3 OF THIS SPRINGING WARRANT.


                                SPRINGING WARRANT
                           to Purchase Common Stock of
                           Wilshire Technologies, Inc.


               Subject to the occurrence of the conditions set forth in Section 8 hereof, this Springing Warrant certifies that Trilon Dominion Partners, L.L.C., a Delaware limited liability company, or registered assigns (the "Holder"), is entitled to subscribe for and purchase from Wilshire Technologies, Inc., a corporation organized under the laws of the State of California (the "Company"), all or any part of duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, no par value per share (the common stock, including any stock into which it may be changed, reclassified, or converted, and as it may be adjusted pursuant to Section 10 below, is herein referred to as the "Common Stock"), as comprise 250,000 shares at a purchase price per share equal to the average of the highest reported bid and lowest reported asked prices for the Common Stock on December 31, 1998, as reported by the National Association of Securities Dealers, Inc. through NASDAQ, or if no such prices are quoted on such date, said average on the most recent trading day prior to such date on which such prices were quoted (as it may be adjusted pursuant to Section 10(B), the "Exercise Price"). This Springing Warrant may be exercised only as provided in Section 8 hereof. The maximum number of shares so issuable under this Springing Warrant is sometimes referred to as the "Aggregate Number," and initially the Aggregate Number is 250,000.

               This Springing Warrant is issued pursuant to that certain Amended and Restated Credit Agreement and Revolving Line of Credit, dated as of March 31, 1998, by and between the Company and the Holder (the "Credit Agreement"). Pursuant to the Credit Agreement, the Holder has agreed to extend credit to the Company in the aggregate principal amount of $7,493,296.92, evidenced by a Grid Promissory Note dated March 31, 1998, issued by the Company in favor of the Holder in an aggregate principal amount of $7,493,296.92 and bearing interest at the prime rate published in The Wall Street Journal (Eastern Edition) plus 3% (the "Note").

               This Springing Warrant is subject to the following provisions, terms and conditions:




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               Section 1. Exercise of Springing Warrant.

               To exercise this Springing Warrant in whole or in part, the Holder shall deliver to the Company at its principal office in Carlsbad, California (a) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Springing Warrant, of the Holder's election to exercise this Springing Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) cash or a certified check payable to the Company, or by crediting such amount against outstanding indebtedness (including principal and accrued interest thereon) of the Company to the Holder hereof, if any, at the time of exercise, including any portion of the Note, in an amount equal to the Exercise Price and (c) this Springing Warrant. The Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in the denomination of 1,000 shares each or such lesser or greater denomination as may be specified in such notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date such notice, with receipt of this Springing Warrant and payment of the Exercise Price, is received by the Company as aforesaid. If this Springing Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to the Holder a new springing warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Springing Warrant, which new springing warrant shall in all other respects be identical to this Springing Warrant, or, at the request of the Holder, appropriate notation may be made on this Springing Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new springing warrants, except that, in case such stock certificates or new springing warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates or new springing warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

               Subject to compliance with applicable securities laws and the terms of this Agreement, all shares of Common Stock issued upon the exercise of this Springing Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a securities exchange, or quoted on an automated quotation system, shall be duly listed or quoted thereon.

               The Company shall not be required upon any exercise of this Springing Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the purchase price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Springing Warrant.




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               Section 2. Transfer, Division and Combination.

               The Company agrees to maintain at its principal office in Carlsbad, California, books for the registration and transfer of this Springing Warrant, and, subject to the provisions of Section 3 hereof, this Springing Warrant and all rights hereunder are transferable, in whole, on such books at such office, upon surrender of this Springing Warrant at such office, together with a written assignment of this Springing Warrant duly executed by the Holder or his agent or attorney, and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new springing warrant or springing warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Springing Warrant shall promptly be canceled. A springing warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new springing warrant issued.

               This Springing Warrant may be divided or combined with other Springing Warrants upon presentation hereof at such principal office in Carlsbad, California, together with a written notice specifying the names and denominations in which new Springing Warrants are to be issued, signed by the Holder or his agent or attorney. Subject to compliance with the preceding paragraph as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Springing Warrant or Springing Warrants in exchange for the Springing Warrant or Springing Warrants to be divided or combined in accordance with such notice.

               Section 3. Restrictions on Exercise and Transfer of Springing
                          Warrants and Common Stock.

               This Springing Warrant shall be exercisable (a) only under circumstances such that the issue of Common Stock issuable upon such exercise is exempt from the requirements of registration under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "1933 Act") and any applicable securities law or (b) upon registration of such Common Stock in compliance therewith. This Springing Warrant shall be transferable only under circumstances such that the transfer is exempt from the requirements of registration under the 1933 Act and any applicable securities law. By acceptance hereof, the Holder agrees to comply with such legislation.

               Before any transfer or attempted transfer of all or any part of this Springing Warrant or such Common Stock, the Holder shall give the Company written notice of its intention so to do, describing briefly the manner of any such proposed transfer. Promptly after receiving such written notice, the Company shall present copies thereof to Company counsel and, if the Company requests the Holder to designate special counsel therefor, to any special counsel designated by the Holder that is reasonably satisfactory to the Company. If, in the opinion of counsel for the Company and counsel, if any, for the Holder, the proposed transfer may be effected without registration under the 1933 Act and any applicable state securities law of any such securities, the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the securities proposed to be transferred may be transferred in accordance with the





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terms of such notice. The Company shall not be required to effect any such transfer before the receipt of such favorable opinion or opinions or the effectiveness of registration.

               Section 4. Certain Covenants.

               The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Common Stock, or other stock or securities deliverable pursuant to this Springing Warrant, sufficient to enable it at any time to fulfill all its obligations hereunder.

               Section 5. Notices.

               In the event that:

                      (a) the Company proposes to pay any dividend payable in stock (of any class or classes) or in Convertible Securities, as defined below, upon its Common Stock or make any distribution (other than ordinary cash dividends) to the holders of its Common Stock,

                      (b) the Company proposes to grant to the holders of its Common Stock generally any rights or options,

                      (c) the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company,

                      (d) the Company proposes to consolidate with, or merge into, any other corporation or to transfer its property as an entirety or substantially as an entirety, or

                      (e) the Company proposes to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to the holder(s) of record of outstanding "Springing Warrants" (as hereinafter defined) not less than 20 days before the date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or options, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

               Any notice or other document required or permitted to be given or delivered to holders of record of Springing Warrants shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to each such holder at the last address shown on the books of the Company maintained for the registry and transfer of the Springing Warrants. Any notice or other document required or permitted to be




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given or delivered to holders of record of Common Stock issued pursuant to
Springing Warrants shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to the principal office of the Company, in Carlsbad, California, or delivered to the office of one of the Company's executive officers at such address, or such other address as shall have been furnished by the Company to the holders of record of such Springing Warrants and the holders of record of such Common Stock.

               Section 6. Limitation of Liability; Not Shareholders.

               No provision of this Springing Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

               Section 7. Loss, Destruction, etc. of Springing Warrant.

               Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Springing Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Springing Warrant, the Company will make and deliver a new Springing Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Springing Warrant. Any Springing Warrant issued under the provisions of this Section 7 in lieu of any Springing Warrant alleged to be lost, destroyed or stolen, or of any mutilated Springing Warrant, shall constitute an original contractual obligation on the part of the Company.

               Section 8. Term of Springing Warrant; Shares Issuable Upon Exercise.

                      (a) This Springing Warrant shall become exercisable only in the event that the principal amount, plus all accrued and unpaid interest, on the Note, shall not be paid in full on or before December 31, 1998.

                      (b) Upon the occurrence of the event described in Section 8(a), this Springing Warrant shall be exercisable for 250,000 shares, at any time after the date of such occurrence and on or prior to 5:00 p.m., New York, New York time, on December 31, 2003 (the "Maturity Date").

                      (c) The Holder of this Springing Warrant is hereby authorized by the Company to record on the grid attached to this Springing Warrant any increase in the number of shares to be issued upon exercise of this Springing Warrant.

                      (d) The Holder of this Springing Warrant covenants and agrees to surrender the Springing Warrant to the Company for cancellation in the event the





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       outstanding principal amount of the Note, plus all accrued and unpaid interest, is paid in full on or prior to December 31, 1998.

               Section 9. Right to Convert Springing Warrant.

               The Holder shall have the right to convert this Springing Warrant (the "Conversion Right") at any time after such Warrant becomes exercisable and prior to the expiration of the Maturity Date, into shares of Common Stock in accordance with this Section 9; provided that the Conversion Right shall be exercisable only if there is no outstanding indebtedness (including principal and accrued interest thereon) of the Company to the Holder hereof at the time of exercise of such Conversion Right.

               Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Springing Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for this Springing Warrant (in effect immediately prior to the exercise of the Conversion Right) from the amount obtained by multiplying the number of shares of Common Stock issuable upon the exercise of this Springing Warrant by the Closing Price (as defined below) immediately prior to the exercise of the Conversion Right) by (y) the Closing Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

               For purposes hereof, the "Closing Price" shall mean the average of the highest reported bid and lowest reported asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If the highest reported bid and lowest reported asked prices are not reported for the Common Stock, the "Closing Price" shall be the fair market value of the Common Stock, as determined in good faith by the Company's Board of Directors.

               The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company, exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to the conversion and
(ii) a place and date not less than two nor more than seven (7) business days from the date of the Conversion Notice for the closing of such purchase.

               At any closing under this Section 9, (i) the Holder will surrender this Springing Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion.






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               Section 10. Adjustment of Aggregate Number and Exercise Price

        (A) Adjustments of Number of Shares Issuable Pursuant to this Springing Warrant.

               The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter as adjusted shall be deemed to be the Aggregate Number hereunder.

                      (a) In case at any time or from time to time the Company shall:

                             (i) take a record of the holders of its Common
               Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,

                             (ii) subdivide its outstanding shares of Common
               Stock into a larger number of shares of Common Stock,

                             (iii) combine its outstanding shares of Common
               Stock into a smaller number of shares of Common Stock, or

                             (iv) enter into any consolidation with or merge
               into any other corporation wherein the Company is not the continuing corporation, or wherein cash or securities of a corporation other than the Company are distributable to holders of Common Stock of the Company, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale or conveyance, shares of stock or cash or other securities shall be issuable or deliverable in exchange for the Common Stock of the Company, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the holder or holders of this Springing Warrant shall thereafter be entitled to receive, upon exercise hereof, the number of shares of Common Stock that such holder or holders would have owned or have been entitled to receive after the occurrence of such event had this Springing Warrant been exercised immediately prior to the occurrence of such event. In case of any such consolidation, merger, sale or conveyance, appropriate provision (as determined by a resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the Holder, to the end that all the provisions of this Springing Warrant (including adjustment provisions) shall thereafter be applicable as nearly as reasonably practicable, in relation to any such stock or other securities.

                      (b) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:





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                             (i) cash (other than dividends payable out of
               earnings or any surplus legally available for the payment of dividends under the laws of the state of incorporation of the Company),

                             (ii) any evidences of its indebtedness (other than
               any obligations or stock convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable obligations or stock being hereinafter called "Convertible Securities")), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

                             (iii) any options or warrants or other rights to
               subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then the holder or holders of this Springing Warrant shall be entitled to receive upon the exercise hereof at any time on or after the taking of such record the number of shares of Common Stock to be received upon exercise of this Springing Warrant determined as stated herein and in addition and without further payment, the cash, stock, securities, other property, options, warrants and/or other rights to which such holder or holders would have been entitled by way of the Distribution and subsequent dividends and distributions to which such holder or holders would have been entitled by way of the Distribution if such holder or holders (x) had exercised this Springing Warrant immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions to which such holder or holders would have been entitled by way of the Distribution. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this paragraph
        (b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of paragraph (a) of this Section 10.

                      (c) In case at any time or from time to time the Company shall (except as hereinafter provided) issue or sell any additional shares of Common Stock or securities at a price which is less than the Exercise Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the percentage represented by the fraction, the numerator of which is the Aggregate Number in effect immediately prior to such issuance or sale and the denominator of which is the total outstanding shares of Common Stock immediately prior to such issuance or sale (assuming for purposes of such calculation the exercise of all of the warrants issued by the Company, and the




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        conversion, exercise or exchange of all other securities then outstanding and convertible, exercisable or exchangeable into shares of Common Stock) as of the date of the sale or issuance by the Company of the shares requiring the adjustment to the Aggregate Number pursuant to this Section 10 (such total number of shares of Common Stock outstanding immediately prior to such issuance or sale, the "Prior Outstanding Number"), and (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale (assuming for purposes of such calculation (i) the exercise of all of the warrants issued by the Company, and (ii) the conversion, exercise or exchange of all other securities then outstanding and convertible, exercisable or exchangeable into shares of Common Stock) (the "New Outstanding Number");

                      The provisions of this paragraph (c) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 10(A)(a).

                      (d) In case at any time or from time to time the Company shall (except as hereinafter provided) take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, any warrants or other rights to subscribe for or purchase (x) any shares of Common Stock or (y) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, at a purchase price per share of Common Stock which is less than the Exercise Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the percentage represented by the fraction, the numerator of which is the Aggregate Number in effect immediately prior to such distribution, issuance or sale and the denominator of which is the Prior Outstanding Number and
        (y) the New Outstanding Number assuming the exercise of the warrants or other rights and/or the conversion of the Convertible Securities distributed, issued or sold at such time.

                      The provisions of this paragraph (d) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 10(A)(a).

                      (e) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of or shall in any manner issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, at an exercise price per share of Common Stock which is less than the Exercise Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the percentage represented by the fraction, the numerator of which is the Aggregate Number in effect prior to such distribution, issuance or sale and the denominator of which is the Prior Outstanding Number and (y) the New Outstanding Number assuming the conversion of the Convertible Securities distributed, issued or sold at such time.





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                      No adjustment of the Aggregate Number shall be made under
        this Section 10(A)(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase or similar rights if an adjustment shall previously have been made.

                      (f) The following provisions shall be applicable to the making of adjustments of the Aggregate Number and Exercise Price hereinbefore and hereinafter provided for in this Section 10:

                             (i) The sale or other disposition of any issued
               shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 10.

                             (ii) The adjustments required by the preceding
               paragraphs of this Section 10 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                             (iii) In computing adjustments under this Section
               10, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

                             (iv) If the Company shall take a record of the
               holders of its Common Stock for the purpose of entitling them to receive a dividend, distribution, warrants or subscription or purchase or similar rights under Sections 10(A)(a) through 10(A)(e) hereof, but abandon its plan to pay or deliver such dividend, distribution, warrants, subscription or purchase or similar rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                             (v) Notwithstanding anything herein to the
               contrary, no adjustment shall be made to the Aggregate Number as a result of (x) the issuance of shares of Common Stock issued upon exercise of this Springing Warrant or any other warrant or springing warrant heretofore, now or hereafter issued to Holder,
               (y) the issuance of securities or options to any employee, director, officer, contractor or consultant of the Company pursuant to an approval of the Board of Directors of the Company or pursuant to any plan approved by the Board of Directors of the Company, including but not limited to, employee stock options authorized to be issued pursuant to the Company's 1993 and 1995 Stock Option Plans, or (z) any other warrants or options outstanding on the date hereof and any other warrants or springing warrants issued to the Holder.





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                             (vi) Upon the expiration or termination of any of
               the warrants or other rights or options referred to in Section 10(A)(d) above or the Convertible Securities referred to in
               Section 10(A)(e) above, the Aggregate Number after the expiration or termination of any such warrants, rights, options or Convertible Securities, the issuance of which caused an adjustment to the Aggregate Number, shall be readjusted to such Aggregate Number as would have been obtained had the adjustment made upon the issuance of such warrants, rights, options or Convertible Securities been made upon the basis of only the number of shares of Common Stock actually issued upon the exercise of such warrants, options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

                             (vii) The consideration for any additional shares
               of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such options, warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such options, warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any options, warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion, exercise or exchange of such Convertible Securities. In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                      (g) If any event occurs as to which the other provisions of this Section 10 are not strictly applicable but the lack of any provision for the exercise of the rights of a holder or holders of this Springing Warrant would not, in the judgment of the Board of Directors of the Company, fairly protect the purchase rights of such holder or holders of this Springing Warrant in accordance with the essential intent and principles of such provisions, or, if strictly applicable, would not, in the judgment of the Board of Directors of the Company, fairly protect the conversion rights of the holder or holders of this Springing Warrant in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States (which may be the regular auditors of the Company) of recognized national standing in the United States reasonably satisfactory to the Holder, which shall give their opinion as to the adjustments, if any, necessary to preserve without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this Section 10, the exercise rights of the holder or holders of this Springing Warrant. Upon receipt of such opinion, the Company shall forthwith make any adjustments described therein.

                      (h) Within 45 days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to this Section 10, the Company shall cause to be promptly mailed to each holder of this Springing Warrant (and upon the exercise of this Springing Warrant to the exercising holder) by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number effected since the date of the last such notice and a certificate of the Company's Chief Financial Officer or, in the case of any such notice delivered within 45 days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and acceptable to the Holder (who may be the regular accountants employed by the Company), in each case, setting forth the Aggregate Number after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.

                      (i) The occurrence of a single event shall not trigger an adjustment of the Aggregate Number under more than one paragraph of this
        Section 10.

        (B) Adjustments to Exercise Price.

                      (a) Stock Split or Combination. The Exercise Price shall be adjusted from time to time in the case of any stock split, dividend payable in Common Stock, subdivision of the number of shares of the Common Stock or similar event involving Common Stock (a "Split") or any reverse stock split, combination or similar event involving the Common Stock (a "Combination"), and, accordingly, the Exercise Price shall be proportionately decreased in the case of a Split or increased in the case of a Combination, as of the close of business on the date the Split or Combination becomes effective, computed to the nearest cent.

                      (b) Issuance of Common Stock. The Exercise Price shall be adjusted from time to time according to the following provisions:

                             (i) As used in this Section 10(B)(b), the term
               "Additional Shares" means any shares of Common Stock or Convertible Securities issued by the Company after the date hereof other than (1) the issuance of shares of Common Stock issued upon exercise of this Springing Warrant or any other warrant or springing warrant heretofore, now or hereafter issued to Holder; (2) shares of Common Stock issued upon the exercise of any other warrants or options outstanding on the date hereof and any other warrants or springing warrants issued to the Holder;
               (3) the issuance of securities or options to any employee, director, officer, contractor or consultant of the Company pursuant to an approval of the Board of Directors of the Company, including but not limited to, employee stock options authorized to be issued pursuant to the Company's

               1993 and 1995 Stock Option Plans, and (4) shares issued by the Company upon any Split or Combination or pursuant to any merger, recapitalization or other event to which the provisions of Paragraph 10(A) apply.

                             (ii) If the Company shall issue any Additional
               Shares either (1) without consideration or (2) for a consideration per share of Common Stock less than the Exercise Price in effect immediately prior to the issuance of such Additional Shares or (3) in the case of Convertible Securities, at an exercise price per share of Common Stock which is less than the Exercise Price in effect immediately prior to the issuance of such Additional Shares, then the Exercise Price (as adjusted previously pursuant to the terms of this Section 10(B)) shall be adjusted to a price (computed to the nearest cent and shall be the new Exercise Price) obtained by applying the following formula:

                               NP = (AS x OP) + C
                               ------------------
                                     AS + NS

               where:

                      NP      equal the new Exercise Price

                      AS equals the number of shares of Common Stock outstanding (treasury shares not being deemed to be outstanding) on the date hereof

                      OP equals the Exercise Price in effect immediately prior to the calculation

                      C equals the aggregate consideration received by the Company for all Additional Shares which were issued since the date of the last adjustment pursuant to this formula, or in the case of the first such adjustment, which were issued after the date hereof

                      NS equals the number of Additional Shares which were issued after the date hereof provided, however, that adjustment shall be made only if the result obtained by applying the foregoing formula yields a new Exercise Price which is less than the Exercise Price in effect immediately prior to the issuance of such Additional shares.

               Section 11. Registration Rights.

                      (a) Registrable Stock. As used in this Section 11, the term "Registrable Stock" shall mean (i) all shares of Common Stock that may be issued upon exercise of this Springing Warrant, and (ii) all shares of Common Stock that may be issued upon exercise of any Springing Warrant.

                      References in this Springing Warrant to rules, regulations and forms promulgated by the Securities and Exchange Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

                      The rights and obligations of the Company and the Holder with respect to the Registrable Stock set forth in this Section 11 shall supersede any registration rights and obligations of the Company and the Holder existing prior to the date hereof with respect to the Registrable Stock.

                      (b) Request for Registration. If the Company shall receive a written request (specifying that it is being made pursuant to this Section 11(b)) from the Holder of the Registrable Stock that the Company file a registration statement under the 1933 Act, or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act covering the registration of the Registrable Stock, then the Company shall use its reasonable best efforts to cause all Registrable Stock to be registered under the 1933 Act.

                      Notwithstanding the foregoing, (i) the Company shall not be obligated to effect a registration pursuant to this Section 11(b) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on a date 180 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (ii) if the Company shall furnish to the Holder a certificate signed by the chief executive officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six months.

                      Any request for registration under this Section 11(b) must be for a firmly underwritten public offering to be managed by an underwriter or underwriters of recognized national standing reasonably acceptable to the Company.

                      (c) Company Registration. Subject to Section 11(g), if at any time the Company proposes to register any of its Common Stock under the 1933 Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Stock, the Company shall, each such time, promptly give each holder of Registrable Stock written notice of such determination. Upon the written request of the Holder as to all of the Registrable Stock, given within 20 days after mailing of any such notice by the Company, the Company shall use its reasonable best efforts to cause to be registered under the 1933 Act all of the Registrable Stock.

                      (d) Obligations of the Company. Whenever required under Sections 11(b), 11(c) or 11(j) to use its reasonable best efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as reasonably possible:

                             (1) prepare and file with the Securities and
               Exchange Commission a registration statement with respect to such Registrable Stock and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than 90 days;

                             (2) prepare and file with the Securities and
               Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

                             (3) furnish to the holders of Registrable Stock
               such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Stock owned by them; and

                             (4) use its reasonable best efforts to register and
               qualify the securities covered by such registration statement under such other securities or Blue Sky Laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement.

                      (e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
        Section 11 that the holders of Registrable Stock shall furnish to the Company such information regarding them, the Registrable Stock held by them and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                      (f) Expenses of Demand Registration. All expenses incurred in connection with a registration pursuant to Sections 11(b), 11(c) or 11(j) (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling holders, shall be borne by the Company, except to the extent prohibited or otherwise restricted by state or federal securities laws or regulations.

                      (g) Underwriting Requirements.

                             (1) In connection with any offering involving an
               underwriting of shares being issued by the Company, the Company shall not be required under Section 11(c) to include any of the holders' Registrable Stock in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it or them, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities that all holders request to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the securities of the selling holders as the underwriters believe will not jeopardize the success of the offering, shall so advise all selling holders of Registrable Stock, and the number of shares of securities that are entitled to be included in the offering and underwriting shall be allocated first, to the Company for securities being sold for its own account, second, among all such selling holders of Registrable Stock and, third, among all other selling stockholders, in each case in proportion, as nearly as practicable, to the respective total amounts of securities owned by said selling holders of Registrable Stock and other selling stockholders. If any selling holder of Registrable Stock or any other selling stockholder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by written notice to the Company and the underwriter.

                             (2) In connection with any offering initiated by
               any holders of Registrable Stock involving an underwriting of shares being sold by such holders of Registrable Stock, such holders shall not be required under Section 11(b) to include any shares being issued by the Company or sold by any other selling stockholders in such underwriting unless the Company and such other selling stockholders accepts the terms of the underwriting as agreed upon between such holders of Registrable Stock and the underwriters selected by it and reasonably acceptable to the Company, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by such holders. If the total amount of securities that all holders request to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the holders of Registrable Stock shall only be required to include in the offering so many of the securities of the Company as the underwriters believe will not jeopardize the success of the offering, shall so advise the Company and such other selling stockholders, and the number of shares of securities that are entitled to be included in the offering and underwriting shall be allocated first, among all such selling holders of Registrable Stock and other securities of the Company held by such holders, second, to the Company for securities being sold for its own account and, third, among all other selling stockholders. If some but not all of the securities in any of the foregoing classes are includable in the offering the holders in such class shall be permitted to participate in the offering pro rata, as among holders in such class. If the Company of any other selling stockholder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by written notice to the holders of Registrable Stock and the underwriter.

                      (h) Delay of Registration. No holders of Registrable Stock shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 11.

                      (i) Indemnification. In the event any shares of Registrable Stock are included in the registration statement under this
        Section 11:

                             (1) to the extent permitted by law, the Company
               will indemnify and hold harmless each holder of Registrable Stock requesting or joining in a registration, any underwriter (as defined in the 1933 Act) for it and each person, if any, who controls such holder or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such holder, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, -------- however, that the indemnity agreement contained in this Section 11(i)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such holder, underwriter or controlling person;

                             (2) to the extent permitted by law, each holder
               requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act and each agent and any underwriter for the Company (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such holder expressly for use in connection with such registration; and each such holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(i)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and

                             (3) promptly after receipt by an indemnified party
               under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

                      (j) Registrations on Form S-3.

                             (1) If (i) the Holder requests in writing
               (specifying that the request is being made pursuant to this Section 11(j)) that the Company file a registration statement on Form S-3 under the 1933 Act ("Form S-3") (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of all of the Registrable Stock, the reasonably anticipated aggregate price to the public of which would exceed $500,000, and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its reasonable best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

                             (2) All expenses incurred in connection with a
               registration requested pursuant to Section 11(j)(1) (excluding underwriters' discounts and commissions), including, without limitation, all registration, qualification, printing and accounting fees, and reasonable fees and disbursements of one counsel for the selling holder or holders and counsel for the Company, shall be borne by the Company.

                             (3) Holders' rights to registration under this
               Section 11(j) are in addition to, and not in lieu of, their rights to registration under Sections 11(b) and 11(c).

                      (k) Termination of the Company's Obligations. The Company shall have no obligations pursuant to Sections 11(b), 11(c) or 11(j) as to Holder after the Company has included Registrable Stock of Holder in a registration pursuant to Sections 11(b), 11(c) or 11(j); provided, however, that if Holder has requested that all of its Registrable Stock be registered under Section 11(c), but Holder shall be prohibited from selling all of such stock by virtue of Section 11(g), then Holder's rights shall not be restricted by the provisions of this Section 11(k) until such time as it has had an opportunity to sell all of its Registrable Stock.

                      (l) Reports Under Securities Exchange Act of 1934. With a view to making available to the holders of Registrable Stock the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

                             (1) make and keep public information available, as
               those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of the first registration statement covering an underwritten pubic offering filed by the Company;

                             (2) file with the Securities and Exchange
               Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 (the "1934 Act"); and

                             (3) furnish to any holder so long as such holder
               owns any of the Registrable Stock forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first registration statement filed by the Company), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such securities without registration.

                      (m) Lockup Agreement. In consideration for the Company's agreeing to its obligations under this Section 11, holder of Registrable Stock agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Stock (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

                      (n) Certain Limitations in Connection with Future Grants of Registration Rights. From and after the date hereof, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless:

                             (1) the Company shall use its best efforts to
               include the equivalent of Section 11(m) as a term in any such agreement; and

                             (2) any such agreement shall include a provision
               that, in the case of a public offering involving an underwritten registered offering under Section 11(c), protects the holders of Registrable Stock if marketing factors require a limitation on the number of securities to be included in the underwriting in the manner in which the Company is protected under Section 11(g).

                             (3) any such agreement does not grant to such
               holder, or prospective holder, registration rights more favorable than those granted to the holders of Registrable Stock under this
               Section 11.

                      (o) Transfer of Registration Rights. The registration rights of the Holder of the Springing Warrant under this Section 11 may be transferred pro rata to any transferee who acquires at least 20% of the then outstanding shares of Registrable Stock, or the Springing Warrant; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 11 are being assigned.

               Section 12. Amendments.

                      (a) Other than in respect of Section 11 hereof, neither this Springing Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Springing Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the holders of all Springing Warrants that are exercisable for a number of shares that represent in the aggregate at least a majority of the total number of shares for which all Springing Warrants are then exercisable (whether or not the holder of this Springing Warrant consents).

                      (b) Neither Section 11 of this Springing Warrant nor
        Section 11 of any other Springing Warrant nor any term of either of such Sections 11 may be changed, waived, discharged or terminated orally or in writing, provided that any term of Section 11 of this Springing Warrant and any term of Section 11 of any other Springing Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the holders of all Springing Warrants that are exercisable for a number of shares that represent in the aggregate at least a majority of the total number of shares for which all Springing Warrants are then exercisable (whether or not the holder of this Springing Warrant consents). As used herein, "Springing Warrants" means any warrant or springing warrant heretofore, now or hereafter issued by the Company to Holder.

               Section 13. Governing Law.

               This Springing Warrant shall be governed by the laws of the State of New York without regard to its conflict of laws, principles or rules.

               Section 14. Consent to Jurisdiction.

               Any legal action, suit or proceeding arising out of or relating to this Agreement or the consummation of the transactions contemplated hereby may only be instituted in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that the action, suit or proceeding if brought in such courts, would be an inconvenient forum, that the venue of the action, suit or proceeding, if brought in any of such courts, is improper or that this Agreement or the subject matter hereof may not be enforced in or by such courts on jurisdictional grounds.

               IN WITNESS WHEREOF, the Company has caused this Springing Warrant to be signed in its name by its duly authorized officer.


Dated:  March 31, 1998



                                            WILSHIRE TECHNOLOGIES, INC.



                                            By /s/ John Van Egmond
                                               -------------------------
                                               Name:  John Van Egmond
                                               Title: President & CEO

                          FORM OF NOTICE OF CONVERSION


               Pursuant to Section 9 of the Springing Warrant to purchase shares of Common Stock of Wilshire Technologies, Inc. (the "Company"), at an exercise price of $________ per share, Trilon Dominion Partners, L.L.C. (the "Holder") hereby gives notice of its desire to convert such Springing Warrant into shares of Common Stock of the Company in accordance with the terms set forth below:

               1. The total number of shares of Common Stock to be purchased by the Holder pursuant to the conversion is _____________
                      __________________________.

               2. The closing of such purchase shall take place on _______ _____________________ (a date not less than two nor more than seven business days from the date of this Conversion Notice) at______________________________________________

                      ________________________________________________________


                                  TRILON DOMINION PARTNERS, L.L.C.



                                  By: VC Holdings, Inc., its Managing Member



Dated:                            By:
      -----------------              ---------------------------

                               SUBSCRIPTION NOTICE



               The undersigned, the Holder, hereby elects to exercise purchase rights represented by such Springing Warrant for, and to purchase thereunder, ________________ shares of the Common Stock covered by such Springing Warrant and herewith makes payment in full therefor of $______________________ cash and/or by cancellation of $________________________ of indebtedness of the Company to the Holder hereof and requests that certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to _____________________ whose address is ___________________ .

               The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Stock may bear a legend substantially as follows:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. UNLESS THEY ARE SOLD PURSUANT TO RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


Dated:




                                            ---------------------
                                            Signature guaranteed:

                                   ASSIGNMENT



               FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________ the rights represented by the foregoing Springing Warrant of ___________________________ and appoints_______________________ __________________________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.


Dated:




                                            ---------------------
                                            Signature guaranteed:


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Springing Warrant in every particular, without alteration or enlargement or any change whatsoever.

                SHARES ISSUED UPON EXERCISE OF SPRINGING WARRANT



               This Springing Warrant entitles the holder hereof to purchase the number of shares of Common Stock as set forth below.



Date of Default on Note     Increase in Shares    Total Shares Outstanding    Notation Made by
-----------------------     ------------------    ------------------------    ----------------